EXHIBIT 23.1

                       Independent Auditors' Consent
                       -----------------------------

We consent to the use in this Annual Report on Form 10-K of deltathree.com, Inc. our report dated January 26, 2000. We also consent to the reference to us under the heading "Selected Financial Data" in such Annual Report.



/s/ Brightman Almagor & Co.
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Brightman Almagor & Co.
(A member firm of Deloitte Touche Tohmatsu)

Tel Aviv, Israel
March 28, 2000